UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

 Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material under §240.14a-12

Bannix Acquisition Corp.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1

BANNIX ACQUISITION CORP.

1063 North Spaulding

West Hollywood CA 90046

NOTICE OF ANNUAL MEETING

TO BE HELD ON MARCH 8, 2024

TO THE STOCKHOLDERS OF BANNIX ACQUISITION CORP.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Bannix Acquisition Corp. (the “Company” “we” “us” or “our”) to be held at 10:00 a.m. Eastern Time on March 8, 2024. The annual meeting will be held virtually at http://www.virtualshareholdermeeting.com/BNIX2024SM At the annual meeting the stockholders will consider and vote upon the following proposals:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 14, 2024 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 14, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Termination Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until the Termination Date (such proposal the “Charter Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021 and as amended on March 8, 2023 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the annual meeting (such proposal the “Trust Amendment Proposal”);

3. A proposal to amend the charter (the “NTA Amendment”), which amendment shall be effective, if adopted and implemented by the Company, prior to the consummation of the proposed Business Combination, to remove from the charter the Redemption Limitation, as defined in the charter, contained under Section 9.2(a) preventing the Company from closing a business combination if it would have less than $5,000,001 of net tangible assets in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “NTA Proposal”).

4. A proposal to elect six (6) nominees to our board of directors (the “Directors Proposal”);

5. A proposal to ratify the appointment of RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

6. A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

2

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Each of the Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our common stock at the close of business on February 7, 2024 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. To support the health and well-being of our stockholders the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM

As previously announced, the Company entered into a Business Combination Agreement, dated as of June 23, 2023 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), by and among the Company, EVIE Autonomous Group Ltd., a private company newly formed under the Laws of England and Wales (“EVIE”), and the shareholder of Evie (the “Shareholder”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by the Company of all of the issued and outstanding share capital of Evie from the Shareholder in exchange for the issuance of 85,000,000 new shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), pursuant to which Evie will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein.

On August 8, 2023, the Company entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”). Tokenize is 50% owned of GBT Technologies Inc. (“GBT”) and 50% owned by Magic Internacional Argentina FC, S.L. (“Magic”). Magic is controlled by Sergio Fridman who has no connection to the Company or any of its directors or sponsors. GBT provided its consent, to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). There are no current arrangements between the executive officers and the board of directors of either GBT or the Company’s executive officers, directors or stockholders of the Company. The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that the Company is paying to the Shareholder in connection with the Business Combination. The Business Combination Agreement sets the consideration to be paid by the Company at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, the Company agrees to pay, issue and deliver to Tokenize, $42,500,000 in series A preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a Change in Control, or (iii) written consent of Purchaser (the “Seller Lockup Period”).

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the Business Combination. The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination. The adoption of the NTA Amendment is being proposed in order to facilitate the consummation of the Business Combination, by permitting redemptions by public stockholders even if such redemptions result in the Company having net tangible assets that are less than $5,000,001 and by permitting consummation of a business combination even if it would cause the Company’s NTA to be less than $5,000,001 either immediately prior to or upon consummation of such a business combination. The Company is presenting the NTA Proposal so that the parties may consummate the Business Combination even if the Company has $5,000,000 or less in net tangible assets at the Closing in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission.

3

The Director Proposal and Auditor Proposal are regular corporate matters that need our stockholder approval at the annual meeting. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before March 14, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before March 14, 2024 (its current termination date) to hold an annual meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Approval of the Charter Amendment Proposal, Trust Amendment Proposal require the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Auditor Proposal and the Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Approval of the election of each director nominees under the Director Proposal requires plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. In addition, the Company is also seeking to have the NTA Proposal approved which would remove the Redemption Limitation from the charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission. If the NTA Proposal is not approved, we will not proceed with the Extension if the number of redemptions of our common stock causes the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Our Board has fixed the close of business on February 7, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented holders of common may elect to redeem their common stock for a per share price payable in cash equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to the annual meeting including any interest earned on the trust account deposits (net of taxes payable) divided by the number of then outstanding common stock (the “Election”) regardless of whether or how such stockholders vote on the Charter Amendment Proposal or the Trust Amendment Proposal. However, if the NTA Proposal is not approved, the Company may not redeem our common stock in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal, the Trust Amendment Proposal and the NTA Proposal are approved by the requisite vote of stockholders holders of common stock that do not make the Election will retain the opportunity to have their common stock redeemed in conjunction with the consummation of a business combination subject to any limitations set forth in our charter as amended. In addition, stockholders who do not make the Election would be entitled to have their common stock redeemed for cash if the Company has not completed a business combination by the Extended Date.

4

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved our Sponsor or its designee has agreed to advance to us as loans for deposit into the Trust Account the needed monthly amounts equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the annual meeting. In addition if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and Trust Amendment become effective in the event that the Company has not consummated a business combination by March 14, 2024 the Company may by resolution of the Board and without approval of the Company’s public stockholders if requested by the Sponsor and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times each by one additional month (for a total of up to six additional months to complete a business combination) provided that the Sponsor or its designee will for each such monthly extension advance to us as a loan for deposit into the Trust Account an amount equal to the lesser of (a) $25,000 or (b) $0.05 for each public share that is not redeemed in connection with the annual meeting for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the annual meeting (if all six additional monthly extensions are exercised). The advances are conditioned upon the implementation of the Charter Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. If our Sponsor or its designee advises the Company that it does not intend to make the advances then the Charter Amendment Proposal the Trust Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the annual meeting and we may decide in accordance with our charter to extend the period of time to consummate an initial Business Combination or to dissolve and liquidate. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months its obligation to make additional advances will terminate.

The Company estimates that the per share price at which the common stock may be redeemed from cash held in the trust account will be approximately $10.99 at the time of the annual meeting. The closing price of the Company’s common stock on the Nasdaq Stock Market LLC (“NASDAQ”) on February 7, 2024, the record date of the annual meeting was $10.85. Accordingly, if the market price were to remain the same until the date of the annual meeting exercising redemption rights would result in a public stockholder receiving approximately $0.14 more than if such stockholder sold the common stock in the open market as of February 7, 2024 . The Company cannot assure stockholders that they will be able to sell their common stock in the open market even if the market price per share is higher than the redemption price stated above as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal if adopted will allow our Board to adjourn the annual meeting to a later date or dates if necessary or appropriate to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient for or otherwise in connection with the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

If either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved the Company and the Company does not consummate an initial business combination within the Combination Period as contemplated by our IPO prospectus and in accordance with our charter the Company will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten business days thereafter and subject to having lawfully available funds therefor redeem 100% of the outstanding common stock at a per share price payable in cash equal to the aggregate amount then on deposit in the trust account including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses) divided by the number of then outstanding common stock which redemption will completely extinguish stockholders’ rights as stockholders (including the right to receive further liquidation distributions if any) subject to applicable law and (iii) as promptly as reasonably possible following such redemption subject to the approval of our remaining stockholders and our Board in accordance with applicable law dissolve and liquidate subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company and the Sponsor may elect to extend the Combination Period to September 14, 2024 but are under no obligation to do so. There will be no redemption rights or liquidating distributions with respect to our warrants including the warrants included in the units sold in the IPO (the “public warrants”) which will expire worthless in the event the Company winds up.

5

The Company reserves the right at any time to cancel the Annual Meeting and not to submit the Charter Amendment Proposal, Trust Amendment Proposal to stockholders or implement any of the amendments as described in the Charter Amendment Proposal or the Trust Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your common stock in connection with the Extension you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your common stock for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal Adjournment Proposal and the annual meeting. Whether or not you plan to attend the annual meeting the Company urges you to read this material carefully and vote your shares.

February 16, 2024	By Order of the Board of Directors

/s/ Douglas Davis
Douglas Davis
Co- Chair of the Board and Chief Executive Officer

/s/ Craig J. Marshak
Craig J. Marshak
Co- Chair of the Board

Your vote is important. If you are a stockholder of record, please sign date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record, you may also cast your vote virtually at the annual meeting. If your shares are held in an account at a brokerage firm or bank you must instruct your broker or bank how to vote your shares or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and an abstention will have the same effect as voting against the Charter Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual meeting of Stockholders to be held on March 8, 2024: This notice of meeting and the accompanying proxy statement are available at www.proxyvote.com.

TO EXERCISE YOUR REDEMPTION RIGHTS YOU MUST (1) IF YOU HOLD COMMON STOCK THROUGH UNITS ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING COMMON STOCK AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE COMMON STOCK (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EST ON MARCH 6, 2024 THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE ANNUAL MEETING THAT YOUR COMMON STOCK BE REDEEMED FOR CASH INCLUDING THE LEGAL NAME PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

6

BANNIX ACQUISITION CORP.

1063 North Spaulding

West Hollywood CA 90046

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 8, 2024

The annual meeting of stockholders (the “annual meeting”) of Bannix Acquisition Corp. (the “Company” “we” “us” or “our”) a Delaware corporation will be held at 10:00 a.m. Eastern Time on March 8, 2024. The annual meeting will be held virtually at http://www.virtualshareholdermeeting.com/BNIX2024SM At the annual meeting the stockholders will consider and vote upon the following proposals:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 14, 2024 (the “Termination Date”) (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 14, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Termination Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until September 14, 2024 (such proposal the “Charter Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021and as amended on March 8, 2023 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the annual meeting (such proposal the “Trust Amendment Proposal”);

3. A proposal to amend the charter (the “NTA Amendment”), which amendment shall be effective, if adopted and implemented by the Company, prior to the consummation of the proposed Business Combination, to remove from the charter the Redemption Limitation, as defined in the charter, contained under Section 9.2(a) preventing the Company from closing a business combination if it would have less than $5,000,001 of net tangible assets in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “NTA Proposal”).

4. A proposal to elect six (6) nominees to our board of directors (the “Directors Proposal”);

5. A proposal to ratify the appointment of RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

6. A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

7

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Our Board has fixed the close of business on February 7, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

Enclosed is the proxy statement containing detailed information concerning the annual meeting. Whether or not you plan to attend the annual meeting the Company urges you to read this material carefully and vote your shares.

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON March 8, 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT http://www.virtualshareholdermeeting.com/BNIX2024SM.

BANNIX ACQUISITION CORP.
 1063 North Spaulding

West Hollywood CA 90046

8

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include but are not limited to statements regarding our or our management team’s expectations hopes beliefs intentions or strategies regarding the future. In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances including any underlying assumptions are forward-looking statements. The words “anticipate” “believe” “continue” “could” “estimate” “expect” “intends” “may” “might” “plan” “possible” “potential” “predict” “project” “should” “would” and similar expressions may identify forward-looking statements but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include without limitation statements about:

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial business combination on attractive terms or at all;

●	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”) and economic uncertainty and volatility in the financial markets;

●	our expectations around the performance of the prospective target business or businesses;

●	our success in retaining or recruiting or changes required in our officers key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	actual and potential conflicts of interest relating to our management team Sponsor or directors or any of their respective affiliates;

●	our ability to draw from the support and expertise of affiliates of our Sponsor;

●	our potential ability to obtain additional financing to complete our initial business combination on attractive terms or at all;

●	our pool of prospective target businesses including the location and industry of such target businesses;

●	the ability of our management team to generate a number of potential business combination opportunities;

●	failure to maintain the listing on or the delisting of our securities from NASDAQ or an inability to have our securities listed on NASDAQ or another national securities exchange following our initial business combination;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the trust account (the “trust account”) or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties; or

●	our financial performance.

9

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include but are not limited to those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 11, 2023 and subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements whether as a result of new information future events or otherwise except as may be required under applicable law.

RISK FACTORS

In addition to the below risk factor, you should consider carefully all of the risks described in our Annual Report on Form 10-K, filed with the SEC on April 11, 2023, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. If the Extension is approved, the Company can provide no assurances that a business combination will be announced or consummated prior to the Extended Date. Our ability to consummate any business combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed to be an investment company for purposes of the Investment Company Act (as defined below), in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

On January 24, 2024, the SEC issued rules (the “New SPAC Rules”) for the regulation of special purpose acquisition companies like Bannix, relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with business combination transactions; the potential liability of certain participants in business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the ”Investment Company Act”). These rules apply to us, and, if they become effective before we complete a Business Combination, may increase the costs and the time needed to complete the Business Combination and may constrain the circumstances under which we can complete the Business Combination. In addition, we could become subject to additional laws and regulations in the future that could have a similar effect.

10

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

Historically, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, on April 6, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

We may be subject to the new 1% U.S. federal excise tax in connection with redemptions of our Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax (the “Exercise Tax”) on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The Exercise Tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the Exercise Tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this Exercise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this Exercise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets.

11

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates in a liquidation to which Section 331 of the Code applies (so long as Section 332(a) of the Code also does not apply), distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation is made are not subject to the excise tax. Consequently, we would not expect the 1% Exercise Tax to apply if there is a complete liquidation of our company under Section 331 of the Code.

Any excise tax that may be imposed on any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock, par value $0.01 (the “Common Stock”) or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the structure of the business combination, (ii) the fair market value of the redemptions and repurchases in connection with the business combination, (iii) the nature and amount of any equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. The Company does not intend to use the proceeds placed in the Trust Account to pay excise taxes or other fees or taxes similar in nature (if any) that may be imposed on the Company pursuant to any current, pending or future rules or laws, including any excise tax due imposed under the IR Act on any redemptions in connection with the Extension or a business combination by the Company.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Currently, the Company’s Common Stock, Warrants and Rights are separately listed on The Nasdaq Capital Market (“Nasdaq”). However, we cannot assure you that our securities will continue to be listed on Nasdaq or other Nasdaq listing tiers in the future or prior to our initial business combination, including as a result of the redemptions in connection with the Extension. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and share price levels.

On January 9, 2024, the Company received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2022, as required by Nasdaq Listing Rule 5620(a). In accordance with Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days (or until February 23, 2024) to submit a plan to regain compliance and, if Nasdaq accepts the plan, Nasdaq may grant the Company up to 180 calendar days from its fiscal year end, or until June 28, 2024, to regain compliance. This annual meeting is intended to satisfy this requirement. In addition, the Company intends to submit a compliance plan within the specified period. While the compliance plan is pending, the Company’s securities will continue to trade on Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a limited amount of news and analyst coverage in the future; (iv) institutional investor losing interests in our securities; (v) subjection to stockholder litigation and (vi) a decreased ability to issue additional securities or obtain additional financing in the future.

12

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Bannix Acquisition Corp. (the “Company,” “Bannix” or “we”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held on March 8, 2024 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Annual Meeting via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions online during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM. You will also be able to attend the Annual Meeting via teleconference and to vote during the Annual Meeting using the following dial-in information:

Telephone access (listen-only):

The principal executive office of the Company is 1063 North Spaulding, West Hollywood, CA 90046, and its telephone number, including area code, is (323) 682-8949.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1. A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the Termination Date (as defined below) by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 14, 2024 (the “Termination Date”) the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”) to September 14, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) by allowing the Company without another stockholder vote to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Extended Date by resolution of the Company’s board of directors (the “Board”) if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”) and the successor sponsor to Bannix Management LLP a Delaware limited liability partnership our original sponsor and upon five days’ advance notice prior to the applicable Termination Date until September 14, 2024 (such proposal the “Charter Amendment Proposal”);

2. A proposal to amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement dated as of September 10, 2021and as amended on March 8, 2023 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) allowing the Company in the event that the Company has not consummated a business combination by the Extended Date to extend by resolution of the Board and without approval of the Company’s stockholders the Termination Date up to six times each by one additional month (for a total of up to six additional months) by depositing into the Trust Account for each such monthly extension an amount equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the annual meeting (such proposal the “Trust Amendment Proposal”);

3. A proposal to amend the charter (the “NTA Amendment”), which amendment shall be effective, if adopted and implemented by the Company, prior to the consummation of the proposed Business Combination, to remove from the charter the Redemption Limitation, as defined in the charter, contained under Section 9.2(a) preventing the Company from closing a business combination if it would have less than $5,000,001 of net tangible assets in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission (the “NTA Proposal”).

4. A proposal to elect six (6) nominees to our board of directors (the “Directors Proposal”);

13

5. A proposal to ratify the appointment of RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

6. A proposal to approve the adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the above-mentioned Proposals.

Each of the Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our common stock at the close of business on February 7, 2024 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. To support the health and well-being of our stockholders the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting http://www.virtualshareholdermeeting.com/BNIX2024SM

As previously announced, the Company entered into a Business Combination Agreement, dated as of June 23, 2023 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), by and among the Company, EVIE Autonomous Group Ltd., a private company newly formed under the Laws of England and Wales (“EVIE”), and the shareholder of Evie (the “Shareholder”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by the Company of all of the issued and outstanding share capital of Evie from the Shareholder in exchange for the issuance of 85,000,000 new shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), pursuant to which Evie will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein.

On August 8, 2023, the Company entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”). Tokenize is 50% owned of GBT Technologies Inc. (“GBT”) and 50% owned by Magic Internacional Argentina FC, S.L. (“Magic”). Magic is controlled by Sergio Fridman who has no connection to the Company or any of its directors or sponsors. GBT provided its consent, to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). There are no current arrangements between the executive officers and the board of directors of either GBT or the Company’s executive officers, directors or stockholders of the Company. The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that the Company is paying to the Shareholder in connection with the Business Combination. The Business Combination Agreement sets the consideration to be paid by the Company at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million, Tokenize has the option to cancel the PPA. In accordance therewith, the Comapny agrees to pay, issue and deliver to Tokenize, $42,500,000 in series A preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a Change in Control, or (iii) written consent of Purchaser (the “Seller Lockup Period”).

14

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company to complete the Business Combination. The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our Business Combination. The Director Proposal and Auditor Proposal are regular corporate matters that need our stockholder approval at the annual meeting. While we have entered into a Business Combination Agreement with the EVIE Group and the Shareholder, the Board currently believes that there will not be sufficient time before March 14, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, but have determined that there will not be sufficient time before March 14, 2024 (its current termination date) to hold an annual meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. We intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

Approval of the Charter Amendment Proposal, Trust Amendment Proposal and the NTA Proposal require the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Auditor Proposal and the Adjournment Proposal require the affirmative vote of the holders of a majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Approval of the election of each director nominees under the Director Proposal requires plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. In addition, the Company is also seeking to have the NTA Proposal approved which would remove the Redemption Limitation from the charter in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission. If the NTA Proposal is not approved, we will not proceed with the Extension if the number of redemptions of our common stock causes the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Our Board has fixed the close of business on February 7, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented holders of common may elect to redeem their common stock for a per share price payable in cash equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to the annual meeting including any interest earned on the trust account deposits (net of taxes payable) divided by the number of then outstanding common stock (the “Election”) regardless of whether or how such stockholders vote on the Charter Amendment Proposal or the Trust Amendment Proposal. In addition, the Company is also seeking to have the NTA Proposal approved which would remove the Redemption Limitation from the charter in order to expand the methods that the Company may employ

15

so as not to become subject to the “penny stock” rules of the United States Securities and Exchange Commission. If the NTA Proposal is not approved, we will not proceed with the Extension if the number of redemptions of our common stock causes the Company to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders holders of common stock that do not make the Election will retain the opportunity to have their common stock redeemed in conjunction with the consummation of a business combination subject to any limitations set forth in our charter as amended. In addition, stockholders who do not make the Election would be entitled to have their common stock redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved our Sponsor or its designee has agreed to advance to us as loans for deposit into the Trust Account the needed monthly amounts equal to the lesser of (x) $25,000 and (y) $0.05 for each share that is not redeemed in connection with the annual meeting. In addition if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment and Trust Amendment become effective in the event that the Company has not consummated a business combination by March 14, 2024 the Company may by resolution of the Board and without approval of the Company’s public stockholders if requested by the Sponsor and upon five days’ advance notice prior to the applicable Termination Date extend the Termination Date up to six times each by one additional month (for a total of up to six additional months to complete a business combination) provided that the Sponsor or its designee will for each such monthly extension advance to us as a loan for deposit into the Trust Account an amount equal to the lesser of (a) $25,000 or (b) $0.05 for each public share that is not redeemed in connection with the annual meeting for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the annual meeting (if all six additional monthly extensions are exercised). The advances are conditioned upon the implementation of the Charter Amendment Proposal and the Trust Amendment Proposal and will not occur if either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. If our Sponsor or its designee advises the Company that it does not intend to make the advances then the Charter Amendment Proposal the Trust Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the annual meeting and we may decide in accordance with our charter to extend the period of time to consummate an initial Business Combination or to dissolve and liquidate. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months its obligation to make additional advances will terminate.

Holders (“Public Stockholders”) of the Company’s common stock $0.01, par value per share (“Public Shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposal. If the Charter Amendment Proposal, the Trust Amendment Proposal and the Written Consent Proposal are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem the public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension or any additional extension(s) is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of September 10, 2021 and as amended on March 8, 2023, by and between the Company and Continental Stock Transfer & Trust Company (as amended, the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.”

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

16

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $31.914 million that was in the trust account as of November 30, 2023.

The Company estimates that the per share price at which the common stock may be redeemed from cash held in the trust account will be approximately $10.99 at the time of the annual meeting. The closing price of the Company’s common stock on the Nasdaq Stock Market LLC (“NASDAQ”) on February 7], 2024, the record date of the annual meeting was $10.85. Accordingly, if the market price were to remain the same until the date of the annual meeting exercising redemption rights would result in a public stockholder receiving approximately $0.14 more than if such stockholder sold the common stock in the open market as of February 7, 2024. The Company cannot assure stockholders that they will be able to sell their common stock in the open market even if the market price per share is higher than the redemption price stated above as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal if adopted will allow our Board to adjourn the annual meeting to a later date or dates if necessary or appropriate to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient for or otherwise in connection with the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

If either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved the Company and the Company does not consummate an initial business combination within the Combination Period as contemplated by our IPO prospectus and in accordance with our charter the Company will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten business days thereafter and subject to having lawfully available funds therefor redeem 100% of the outstanding common stock at a per share price payable in cash equal to the aggregate amount then on deposit in the trust account including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses) divided by the number of then outstanding common stock which redemption will completely extinguish stockholders’ rights as stockholders (including the right to receive further liquidation distributions if any) subject to applicable law and (iii) as promptly as reasonably possible following such redemption subject to the approval of our remaining stockholders and our Board in accordance with applicable law dissolve and liquidate subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company and the Sponsor may elect to extend the Combination Period to September 14, 2024 but are under no obligation to do so. There will be no redemption rights or liquidating distributions with respect to our warrants including the warrants included in the units sold in the IPO (the “public warrants”) which will expire worthless in the event the Company winds up.

The Company reserves the right at any time to cancel the Annual Meeting and not to submit the Charter Amendment Proposal, Trust Amendment Proposal to stockholders or implement any of the amendments as described in the Charter Amendment Proposal or the Trust Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your common stock in connection with the Extension you will retain the right to vote on a business combination when it is submitted to the stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your common stock for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Only holders of record of our common stock at the close of business on February 7, 2024 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

17

Record Date; Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on February 7, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of Common Stock represented by all validly executed proxies received in time to be taken to the Annual Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about February 16, 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 5,463,613. Each share of Common Stock is entitled to one vote. The presence represented by virtual attendance or by proxy at the Annual Meeting of the holders of 3,551,348 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (NTA Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Director Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 5 (Auditor Proposal) is a matter that we believe will be considered “routine.”

Proposal 6 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

18

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Minimum Number of Unaffiliated Public Shares of Common Stock Required to Vote in Favor of the Proposal	Minimum Percentage of Unaffiliated Public Shares of Common Stock Required to Vote in Favor of the Proposal	Broker Discretionary Vote Allowed
Charter Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	1,027,348	18.80%	No
Trust Amendment	At least sixty-five percent (65%) of outstanding shares of Common Stock	1,027,348	18.80%	No
NTA Proposal	At least sixty-five percent (65%) of outstanding shares of Common Stock	1,027,348	18.80%	No
Director Proposal	Plurality of the votes of the stockholders by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon	Not Applicable	Not Applicable	No
Auditor Proposal	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	262,443	4.80%	Yes
Adjournment	Majority of the issued and outstanding shares of stock represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting	262,443	4.80%	Yes

Abstentions and broker non-votes will count as a vote against the Charter Amendment Proposal, Trust Amendment Proposal and Director Proposal, but will not have an effect on the Auditor Proposal and the Adjournment Proposal assuming a quorum is present.

Through January 14, 2024, the Sponsor has provided an aggregate of $915,000 in funding allowing the Company to make the required payments associated with the Extension. Further, $600,000 been provided by EVIE per the terms of the BCA, received by the Company that have been applied towards the extension. In the event that the Company is successful in closing a business combination, these amounts loaned to the Company will be repaid.

In connection with the vote on the Extension Amendment at the Special Meeting in March 2023, non-affiliated public stockholders holding a total of 3,960,387 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $41,077,189.13 (approximately $10.37201 per share) been removed from the Company’s trust account to pay such holders. Following redemptions, the Company has 5,463,613 shares outstanding.

19

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board of Directors. Our Board of Directors recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Annual Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Annual Meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The Company has agreed to pay Morrow Sodali LLC a fee of $20,000. The Company will also reimburse Morrow Sodali LLC for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali LLC at:

Morrow Sodali LLC

 333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BNIX.info@investor.morrowsodali.com

20

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the annual meeting, will be borne by the Company.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet. The proxy statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2022 and interim report for the period ended September 30, 2023 are available at www.bannixacquisition.com under the SEC Filings tab.

Annual Report

Our annual report to stockholders for the fiscal year ended December 31, 2022, will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed annual report is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our Form 10-K for the fiscal year ended December 31, 2022 by writing to Bannix Acquisition Corp., 1063 North Spaulding, West Hollywood, CA 90046; Attn: Corporate Secretary.

Alternatively, stockholders may access our 2022 Form 10-K on the Company’s website via www.bannixacquisition.com under the SEC Filings tab. We will also furnish any exhibit to our 2022 Form 10-K, if specifically requested.

21

Delivery of Proxy Materials to Stockholders

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Bannix Acquisition Corp., 1063 North Spaulding, West Hollywood, CA 90046; Attention: Secretary, or call the Company promptly at (323) 682-8949.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Bannix Acquisition Corp., 1063 North Spaulding, West Hollywood, CA 90046; Attention: Secretary.

Interests of Executive Officers and Directors

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 1,437,500 shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $14,375, or approximately $0.01 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The shares had an aggregate market value of approximately $15,596,875 based on the last sale price of $10.85 on NASDAQ on February 7, 2024 (the record date);

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 225,000 private placement units purchased by our Sponsor in exchange for the cancellation of $1,105,000 in loans and a promissory note due to them will be worthless, as they will expire. The private placement warrants had an aggregate market value of approximately $6,496 based on the last sale price of $0.016 on NASDAQ on February 14, 2024 (the record date);

22

●	Even if the trading price of the common stock were as low as $1.48 per share, the aggregate market value of the shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if either the Charter Amendment Proposal or the Trust Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before March 14, 2024, the initial stockholders will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the annual meeting to approve a business combination and some may continue to serve following a business combination as discussed above and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of approximately $840,000 in loans from our Sponsor (the “Sponsor Loans”), and the Sponsor Loans remains outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses, including the Sponsor Loans, if a business combination is not completed.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Householding

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

23

Redemption Rights

Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of then outstanding public shares. If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $32,318,449 million on February 7, 2024 (the record date), the estimated per share conversion price would have been approximately $10.99.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on March 6, 2024 (two business days before the Annual Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Annual Meeting (before March 6, 2024). Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker,

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

24

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by March 14, 2024 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

If the NTA Proposal is not approved, and there are significant requests for redemption such that the NTA Requirement is not satisfied, the NTA Requirement would prevent the Company from being able to consummate a Business Combination, and because we have only a limited time to complete an initial Business Combination, we may be required to liquidate. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to our Transfer Agent — Continental Stock Transfer & Trust Company written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to our Transfer Agent — Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Annual Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Annual Meeting, on the Annual Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Annual Meeting.

Other Business

The Company is not currently aware of any business to be acted upon at the annual meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual meeting and with respect to any other matters which may properly come before the annual meeting. If other matters do properly come before the annual meeting, or at any adjournment(s) of the annual meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

25

PROPOSAL 1: THE CHARTER AMENDMENT

The Charter Amendment

The proposed Charter Amendment would amend the Company’s charter to extend the date by which the Company must consummate a Business Combination (as defined in the Charter) (the “Extension”) up to March 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to September 14, 2024 (the “Termination Date”) or such earlier date as determined by the Company’s board of directors (the “Extended Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

All holders of the Company’s public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a Business Combination from March 14, 2024 to the Extended Date.

The Charter Amendment is essential to allowing the Company more time to finalize the terms and consummate the Business Combination. Approval of the Charter Amendment is a condition to the implementation of the Extension. While we are currently working on finalizing the terms of the Business Combination, the Board currently believes that there will not be sufficient time before November 8, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date.

As previously announced, the Company entered into a Business Combination Agreement, dated as of June 23, 2023 (as may be further amended and restated, the “Business Combination Agreement,” and together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), by and among the Company, EVIE Autonomous Group Ltd., a private company newly formed under the Laws of England and Wales (“EVIE”), and the shareholder of Evie (the “Shareholder”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Business Combination Agreement, the following transactions will occur: the acquisition by the Company of all of the issued and outstanding share capital of Evie from the Shareholder in exchange for the issuance of 85,000,000 new shares of common stock of the Company, $0.01 par value per share (the “Common Stock”), pursuant to which Evie will become a direct wholly owned subsidiary of the Company (the “Share Acquisition”) and (b) the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents referred to therein.

On August 8, 2023, the Company entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”). Tokenize is 50% owned of GBT Technologies Inc. (“GBT”) and 50% owned by Magic Internacional Argentina FC, S.L. (“Magic”). Magic is controlled by Sergio Fridman who has no connection to the Company or any of its directors or sponsors. GBT provided its consent, to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects, (the “Patents”). There are no current arrangements between the executive officers and the board of directors of either GBT or the Company’s executive officers, directors or stockholders of the Company. The closing date of the PPA will immediately follow the closing of the Business Combination. The Purchase Price is set at 5% of the consideration that the Company is paying to the Shareholder in connection with the Business Combination. The Business Combination Agreement sets the consideration to be paid by the Company at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million. If the final Purchase Price is less than $30 million,

26

Tokenize has the option to cancel the PPA. In accordance therewith, the Company agrees to pay, issue and deliver to Tokenize, $42,500,000 in series A preferred stock to Tokenize, which such terms will be more fully set forth in the Series A Preferred Stock Certificate of Designation to be filed with the Secretary of State of the State of prior to the closing. The 42,500 Series A Preferred Stock will have stated value of face value of $1,000 per share and is convertible, at the option of Tokenize, into shares of common stock of Bannix at 5% discount to the VWAP during the 20 trading days prior to conversion, and in any event not less than $1.00. The Series A Preferred Stock will not have voting rights and will be entitled to dividends only in the event of liquidation. The Series A Preferred Stock will have a 4.99% beneficial ownership limitation providing that the Series A Preferred Stock may not be converted into more than 4.99% of the shares of common stock outstanding at any point in time. Series A Preferred Stock and the shares of common stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) shall be subject to a lock-up beginning on the Closing Date and ending on the earliest of (i) the six (6) months after such date, (ii) a Change in Control, or (iii) written consent of Purchaser (the “Seller Lockup Period”).

The Company and other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the U.S. Securities and Exchange Commission related to the transaction and finalizing financings for the combined company, but have determined that there will not be sufficient time before March 14, 2024 (its current termination date) to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are both approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by March 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

The sponsor is not controlled by, or has substantial ties with a non-U.S. person. We do not expect the Company or the post-combination company to be considered a “foreign person” under the regulations administered by the Committee on Foreign Investment in the United States (the “CFIUS”).

You are not being asked to vote on any business combination at this time. If the Extension Amendment the Trust Amendment and the NTA Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

27

In connection with the Charter Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal, or the Written Consent Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the Annual Meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $32,318,449 of cash as of February 7, 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 475,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Annual Meeting (or March 6, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of Common Stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled”— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

28

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of Common Stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Common Stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our Common Stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of Common Stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

29

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion share of Common Stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our Common Stock, and, in the case where shares of our Common Stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Common Stock is regularly traded on an established securities market, a buyer of our Common Stock (we would be treated as a buyer with respect to a conversion of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of Common Stock.

30

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion share of Common Stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of Common Stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment and NTA Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

31

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 10, 2021 and as amended on March 8, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from March 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to September 14, 2024 and (ii) updating certain defined terms in the Trust Agreement (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from March 14, 2024 to up to six (6) times, each by an additional one (1) month, for an aggregate of six (6) additional months to September 14, 2024 and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement, as amended, provides that the Company has until thirty (30) months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Charter Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Charter Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by March 14, 2024 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

32

If the Trust Amendment Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, the Trust Amendment or the NTA Amendment, our Board will retain the right to abandon and not implement the Charter Amendment, the Trust Amendment or the NTA Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Charter Amendment, the Trust Amendment and NTA Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

33

PROPOSAL 3: THE NTA PROPOSAL

General

As discussed elsewhere in this proxy statement, the Company is asking its stockholders to approve the NTA Proposal. If the NTA Proposal is approved at the Annual Meeting, the following amendment (the “NTA Amendment”) will be made to the Charter, which shall be effective, if adopted and implemented by the Company, immediately prior to the consummation of the proposed Business Combination:

Section 9.2(a) of the Charter will amended and restated in its entirety to read as follows:

(a)	Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

A copy of the NTA Amendment to the Charter is attached to this proxy statement as Annex C.

The NTA Requirement

Section 9.2(a) of the Charter currently provides that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001.

The purpose of the NTA Requirement was to ensure that, in connection with its initial Business Combination, the Company would continue, as it has since the IPO, to be not subject to the SEC’s “penny stock” rules, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The Company is proposing to amend its Charter to remove the NTA Requirement in order to expand the methods that we may employ to not become subject to the “penny stock” rules. The NTA Rule is one of several exclusions from the SEC’s “penny stock” rules and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

Because the net proceeds of the IPO were to be used to complete an initial Business Combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included Article 9.2(a) and in its Existing Charter in order to ensure that through the consummation of its initial Business Combination the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

34

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Stock Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Amendment

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on its net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Existing Charter, if the NTA Amendment Proposal is not approved, the Company may not be able to consummate its initial Business Combination.

Risks Related to the NTA Proposal

The removal of the net tangible asset requirement in connection with the Business Combination may result in a depressed net tangible assets being contributed to or calculated for our compay, which may adversely affect our stock price following the Business Combination, fi any.

Our stockholders are being asked to adopt the proposed NTA Amendment prior to the Business Combination, which, in the judgment of the Board, may be necessary to facilitate the Business Combination. Net tangible assets are calculated as total assets, less intangible assets and total liabilities. We have entered into a Business Combination Agreement with EVIE Autonomous Group Ltd. (“EVIE”), which, as of September 30, 2023 does not have any assets and $77,038 in liabilities. Although the calculation of net tangible assets offers limited utility to understanding the operations of a business such as EVIE, the calculation of net tangible assets may be used by investors to determine the value of a company’s shares. Accordingly, the removal of the net tangible asset requirement may result in reduced tangible assets of the Company following the acquisition of EVIE and may adversely affect the stock price of the Company following the Business Combination.

It cannot be certain that our company will qualify for another exemption from classification as a “penny stock” if the net tangible asset requirement in connection with the Business Combination is removed.

We believe that our common stock will be exempt from classification as a “penny stock” upon the closing of the Business Combination with the removal of the minimum $5,000,001 net tangible assets requirement from its charter because it will be exempt under other provisions of the definition of “penny stock”; however, there can be no assurance to this effect.

As an alternative from being exempt from penny stock classification by having minimum net tangible assets of $5,000,001, a company can meet the requirements of SEC Rule 3a51-1(a)(ii), which generally require that a company (a) have either $5 million of stockholders equity or listed securities with a market value of $50 million or net income of at least $750,000 in its last fiscal year or two out of three of its most recent fiscal years, (b) either a one year operating history or listed securities with a market value of $50 million, (c) a minimum bid price of $4 per share, (d) at least 300 round lot holders of its listed securities and (e) at least one million publicly held shares with a $5 million market value. We believe that the combined companies will meet these criteria; however, there can be no assurance to this effect, and failure to meet these criteria or some other exemption from classification as a “penny stock” could result in the occurrence of some of the following four risks.

35

Our common stock and warrants may be subject to the “penny stock” rules in the future. It may be more difficult to resell securities classified as “penny stock.”

Our common stock and warrants may be subject to “penny stock” rules (generally defined as non-exchange traded stock with a per-share price below $5.00) in the future after the Business Combination. While our common stock and warrants are currently not considered “penny stock” since they are listed on the Nasdaq Capital Market, if we are unable to obtain and maintain a listing for our shares of common stock and warrants on a national securities exchange, unless we maintain a per-share price above $5.00, our shares of common stock and warrants will become “penny stock.” These rules impose additional sales practice requirements on broker-dealers that recommend the purchase or sale of penny stocks to persons other than those who qualify as “established customers” or “accredited investors.” For example, broker-dealers must determine the appropriateness for non-qualifying persons of investments in penny stocks. Broker-dealers must also provide, prior to a transaction in a penny stock not otherwise exempt from the rules, a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, disclose the compensation of the broker-dealer and its salesperson in the transaction, furnish monthly account statements showing the market value of each penny stock held in the customer’s account, provide a special written determination that the penny stock is a suitable investment for the purchaser, and receive the purchaser’s written agreement to the transaction.

Legal remedies available to an investor in “penny stocks” may include the following:

●	If a “penny stock” is sold to the investor in violation of the requirements listed above, or other federal or states securities laws, the investor may be able to cancel the purchase and receive a refund of the investment.

●	If a “penny stock” is sold to the investor in a fraudulent manner, the investor may be able to sue the persons and firms that committed the fraud for damage

These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our shares of common stock and warrants and may affect your ability to resell our shares of common stock and warrants.

Many brokerage firms will discourage or refrain from recommending investments in penny stocks. Most institutional investors will not invest in penny stocks. In addition, many individual investors will not invest in penny stocks due, among other reasons, to the increased financial risk generally associated with these investments.

For these reasons, penny stocks may have a limited market and, consequently, limited liquidity. We can give no assurance at what time, if ever, our shares of common stock and warrants will not be classified as a “penny stock” in the future.

Penny stocks are generally considered to be high-risk investments. There are several factors that contribute to the high-risk nature of penny stocks, including:

●	Volatility: Penny stocks are known for their extreme price fluctuations. This volatility can be caused by a number of factors, including changes in the overall stock market, news about the company or industry, and changes in investor sentiment.

●	Lack of liquidity: Penny stocks are often traded on over-the-counter markets, which can make them more difficult to buy and sell. This lack of liquidity can increase the risk of large price swings and can make it difficult to exit a position if needed

36

●	Lack of information: Many penny stock companies are not required to file regular reports with the Securities and Exchange Commission (SEC), which means there may be limited information available to investors. This can make it difficult to evaluate the financial health of the company and to make informed investment decisions.

●	Manipulation: Because of their low trading volumes and lack of regulatory oversight, penny stocks can be vulnerable to market manipulation. This can include practices such as “pump and dump” schemes, where investors artificially inflate the price of a stock before selling their shares for a profit.

Overall, it’s important to approach penny stocks with caution and to thoroughly research any investment before making a decision. It’s also a good idea to diversify your portfolio and to limit your exposure to any one stock or sector.

We may be unable to obtain funding under equity-based financing if our shares of common stock are not listed on Nasdaq or a national securities exchange and/or become a penny stock.

Many post-Closing companies in De-SPAC mergers obtain equity-based financing, including from equity lines of credit (ELOCs) or similar financing arrangements, pursuant to which a financing provider agrees to buy newly issued stock on demand at a discount from a market-based price, which the financing provider then sells into the market to recoup its advances at a profit. ELOCs and similar arrangements typical require that a company’s stock be freely tradeable on a well-established public market such as the Nasdaq Capital Market in order to be obligated to purchase stock to provide funding to the company. If financing for our company takes the form, in whole or in part, of an equity-based financing, ELOC or similar arrangement, we may be unable to obtain funds under such arrangement if our shares of common stock are not listed on the Nasdaq or another major US market or become classified as a penny stock.

In the event the NTA Proposal is approved prior to the closing of a Business Combination, our public shareholders will still be entitled to have their public shares redeemed, which could result in our public shares and warrants being delisted from Nasdaq and our common stock becoming a penny stock.

It is possible that our stockholders could approve the NTA Proposal but a Business Combination could still fail to close due to a lack of shareholder approval or because of the failure of one or more closing conditions to be satisfied and not waived. If this occurs, our public stockholders who requested redemption of their public shares would still be entitled to have those shares redeemed from funds out of the trust account, which could cause that balance in the trust account to fall below $5,000,001. It should be noted, however, that such Redemption Limitation in the NTA would have otherwise limited redemption rights of our stockholders. If the amount in our trust account falls below $5,000,001 as a result of redemptions, and a Business Combination does not close, we would likely no longer meet the Nasdaq listing standards, and its common stock could become a penny stock. This could result in our stock and warrants being delisted from Nasdaq and make it harder for us to consummate an alternative business combination and more likely that we would be required to cease operations, distribute the remaining assets in its trust account to our public shareholders and liquidate.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NTA PROPOSAL.

37

PROPOSAL 4: ELECTION OF DIRECTORS

Board Size and Structure

Our board of directors currently consists of six (6) directors. Our Amended and Restated Certificate of Incorporation provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors or by our stockholders. At each annual meeting, directors shall be elected by the stockholders for a term until the annual meeting for the year in which his or her term expires. Each director shall serve until his or her successor is duly elected and qualified or until the director’s earlier death, resignation or removal.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Pursuant to Delaware law and our Certificate of Incorporation, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Nominees for Election

Douglas Davis, Craig J. Marshak, Jamal “Jamie” Kurshid, Eric T. Shuss, Ned L. Siegel and Subash Menon have been nominated by the board of directors to stand for election at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Douglas Davis, Craig J. Marshak, Jamal “Jamie” Kurshid, Eric T. Shuss, Ned L. Siegel and Subash Menon will serve for a term expiring at the annual meeting to be held in 2024 (the “2024 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of directors’ discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The board of directors has no reason to believe that any nominee will be unable to serve.

Information About Board Nominees

The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

Nominees

The following table sets forth the names and ages of our director nominees:

38

Name	Age	Position
Douglas Davis	64	Co-Chairman of the Board of Directors, Chief Executive Officer, Secretary and Principal Executive, Accounting and Financial Officer, and Director Nominee
Craig J. Marshak	63	Co-Chairman of the Board of Directors and Director Nominee
Jamal “Jamie” Khurshid	46	Director Nominee
Eric T. Shuss	57	Director Nominee
Ned L. Siegel	71	Director Nominee
Subash Menon	57	Director Nominee

Each nominee has consented to being named as a nominee in this proxy statement and has indicated his or her availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.

Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”

Vote Required for Approval

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. When a quorum is present, election of each director will require a plurality of the shares of the common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. The holders of shares of Common Stock shall not have cumulative voting rights with regard to election of directors. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation of the Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

39

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the reappointment of RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. RBSM was engaged as auditor on September 7, 2023. The stockholders are being requested to ratify the reappointment of RBSM at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of RBSM for 2023 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. A representative of RBSM will not be present at the Annual Meeting.

Vote Required for Approval

The affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of RBSM as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of RBSM as the Company’s independent registered public accounting firm. The Auditor Proposal is a routine matter. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm. Broker non-votes by a broker who elects to non-vote instead of using its voting discretion and abstentions will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation of the Board

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP.

Principal Accountant Fees and Services

During the period from January 21, 2021 (inception) through December 31, 2021, the firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”), independent registered public accounting firm, has acted as our principal independent registered public accounting firm. Rotenberg was merged or bought by Marcum LLP (“Marcum”) which continue to serve as the principal independent registered public accounting firm. On September 7, 2023, the Board approved the engagement of RBSM as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023 effective September 7, 2023. In connection with the selection of RBSM, the Company dismissed Marcum as the Company’s independent registered public accounting firm on September 8, 2023.The following is a summary of fees paid or to be paid to Rotenberg and/or Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Rotenberg in connection with regulatory filings. The aggregate fees billed by Rotenberg for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for the period from January 21, 2021 (inception) through December 31, 2021 totaled $92,000. The above amount includes interim procedures and audit fees, as well as attendance at audit committee meetings. For the year ended on December 31, 2022, the Company paid Marcum and/or Rotenberg $75,500.

40

Audit-Related Fees. We did not pay Rotenberg or Marcum for consultations concerning financial accounting and reporting standards for the year ended on December 31, 2022 or for the period from January 21, 2021 (inception) through December 31, 2021.

Tax Fees. We paid Marcum $5,000 for tax planning and advice for the year ended December 31, 2022. We did not pay Rotenberg or Marcum for tax planning and tax advice for the period from January 21, 2021 (inception) through December 31, 2021.

All Other Fees. We did not pay Rotenberg or Marcum for other services for the year ended on December 31, 2022, or for the period from January 21, 2021 (inception) through December 31, 2021.

Audit Committee Pre-Approval Policy

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2022 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

41

Respectfully submitted,

Audit Committee

Jamie Khurshid, Chair

Eric T. Shuss, and Ned L. Siegel
January 19, 2024

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals described herewith.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, the Written Consent Proposal, the Director Proposal or the Auditor Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Annual Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of February 7, 2024.

	Number	Percent
Name and Address of Beneficial Owner	of Shares	Owned

BETTER WORKS LLC
3448 HOLLY SPRINGS PKWY, CANTON, GA 30115 (1)	281,000	5.14%

SEA OTTER HOLDINGS LLC BD SERIES
107 GRAND ST FL 7, NEW YORK, NY 10013 (2)	331,250	6.06%

SIXTH BOROUGH CAPITAL FUND LP
1515 N FEDERAL HWY STE 300, BOCA RATON, FL 33432 (3)	331,250	6.06%

DOUG DAVIS - CEO & DIRECTOR
	475,000	8.69%

SURESH YEZHUVATH
FLAT NO 108, AL NABOODAH BLDG B BLOCK, OUD MEHTA, OUD MEHTA DU	585,832	10.72%

CRAIG J. MARSHAK - DIRECTOR
	—	*

JAMAL “JAMIE” KHURSHID - DIRECTOR
	—	*

ERIC T. SHUSS - DIRECTOR
	—	*

NED L. SIEGEL - DIRECTOR
	—	*

SUBASH MENON - DIRECTOR
	—	*

	—	*

ALL OFFICERS & DIRECTORS	1,060,832	19.42%

* Less than 1%.

43

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 1063 North Spaulding, West Hollywood, CA 90046.

(2) Based on 5,463,613 shares of common stock outstanding.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board Leadership Structure and Risk Oversight

Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having Scott Wolf serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

44

Directors and Executive Officers

On October 20, 2022, pursuant to a Securities Purchase Agreement, Instant acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the “Sellers”) in a private transaction. The Sellers immediately loaned the entire proceeds to the Company for the working capital requirements of the Company. This loan will be forfeited by the Sellers upon liquidation or business combination. In connection with this transaction, all parties agreed that there will be certain changes to the Board of Directors.

As a result of the above, Subash Menon resigned as Chief Executive Officer of the Company and Nicholas Hellyer resigned as Chief Financial Officer, Secretary and Head of Strategy. Douglas Davis was appointed as the Chief Executive Officer of the Company. Further, Balaji Venugopal Bhat, Subbanarasimhaiah Arun and Vishant Vora resigned as Directors of the Company. Mr. Bhat, Mr. Arun and Mr. Vora served on the Audit Committee with Mr. Bhat serving as the committee chair. Mr. Bhat, Mr. Arun and Mr. Vora served on the Compensation Committee with Mr. Arun serving as the committee chair. The Board was also increased from two to seven and Craig Marshak and Douglas Davis were appointed as Co-Chairmans of the Board of Directors effective immediately. Further, Jamal Khurshid, Eric T. Shuss and Ned L. Siegel were appointed to the Board of Directors of the Company effective ten days after the mailing of a Schedule 14f Information Statement. The resignations referenced above were not the result of any disagreement with management or the Board. See our Current Report on Form 8-K filed on October 25, 2022 for information concerning that transaction. On November 10, 2022, Sudeesh Yezhuvath resigned as a director of Bannix Acquisition Corp. for personal reasons. The resignation was not the result of any disagreements with management or the Board. Post Sudeesh Yezhuvath resignation our board member count to six, were 5 of them been appointed by IF.

Our directors and executive officers following the IF Agreement are as follows:

Name	Age	Title
Douglas Davis	64	Co- Chairman of the Board of Directors, Chief Executive Officer, Secretary and Principal Executive, Accounting and Financial Officer
Craig J. Marshak	63	Co-Chairman of the Board of Directors
Jamal “Jamie” Khurshid	46	Director
Eric T. Shuss	57	Director
Ned L. Siegel	71	Director
Subash Menon	57	Director

Douglas Davis is a seasoned executive with management experience across many areas including M&A, capital raising, sales and business development. Since 2001, Mr. Davis has served as the Managing Partner of CoBuilder, Inc., a consulting organization providing services for large and small corporate entities associated with increasing efficiencies, including increasing market penetration, revenues and profit; also, from 2008 to 2018, Mr. Davis served as the CEO of BitSpeed LLC, an extreme file transfer software solution. In addition, from July 2018 to April 2020 Mr. Davis served as the Chief Executive Officer of GBT Technologies, Inc. Mr. Davis received an AB Political Science from Stanford University and an MBA (Concentration in Finance and Strategic Management) from UCLA Anderson Graduate School of Management. Mr. Davis is a manager of Instant Fame LLC

Craig J. Marshak has served as the Vice Chairman and Co-Founder of Moringa Acquisition since February 2021 to present. Mr. Marshak has a 25-year track record in investment banking, private equity and venture capital, in each case with a significant Israel-based focus. Since January 2010, Mr. Marshak has served as Managing Director at Israel Venture Partners, or IVP, a platform used by him and investment colleagues to identify opportunistic Israel based global growth enterprises. Previously, Mr. Marshak served as a Managing Director, and the Global Co-Head, of the Nomura Technology Investment Growth Fund, a merchant banking fund operated from within the London offices of Nomura Securities, focused on growth-stage and venture capital investments in Israel, Silicon Valley and North America. Prior to holding that position, he served as a Director, Investment Banking, in the Restructuring and International Corporate Finance and Cross-Border Capital Markets groups at Schroders, for both its New York and London offices. Mr. Marshak started his career at Morgan Stanley’s merchant banking division in New York. Mr. Marshak has played a principal role in many investments in Israeli companies, most notably (while at the Nomura Technology Investment Growth Fund) the first institutional round for Shopping.com (NASDAQ: SHOP) (which was sold to eBay, after its IPO) and organizing the first institutional round for CyberArk (NASDAQ: CYBR). He earned an A.B. in Political Science and Economics from Duke University, as well as a J.D. from Harvard Law School. From August 2016, Mr. Marshak serves as a director of Nukkleus Inc, which has announced a pending merger with Brilliant Acquisition SPAC. Nukkleus is a financial technology company whose shares are traded publicly in the U.S.

45

Jamal “Jamie” Khurshid served as an investment banker for over 20 years at Goldman Sachs, Credit Suisse and Royal Bank of Scotland before joining Cinnober Financial Technology, the world’s leading independent exchange and clearing house technology provider, as a senior partner where Mr. Khurshid served from 2013 to 2018. In 2018, Mr. Khurshid co-founded Digital RFQ, a leading digital payments service. From 2020 through 2021, Mr. Khurshid served as the COO of Droit Financial Technology, an enterprise technology firm. Since 2021, Mr. Khurshid joined Financial Strategies Acquisition Corp in June 2021 as Chief Executive Officer, subsequently resigning from the position in January 2022 remaining a director of the company. In August 2021 Mr. Khurshid was appointed Chief Operating Officer at Nukkleus Inc, which has announced a pending merger with Brilliant Acquisition SPAC. Nukkleus is a financial technology company whose shares are traded publicly in the U.S. In September 2021 he co-founded and is a director and Chairman of Jacobi Asset Management Holdings Limited in the United Kingdom and parent company of Jacobi Asset Management PCC Limited, an ETF issuer in Guernsey. In November 2021 he was appointed as Chief Operating Officer and Director of Caduceus Foundation, a blockchain technology company in Singapore. He is a Board member of 4Phyll Private Limited, a BioPlastics technology company in Singapore and Non-Executive Director for OneCycle Group, a chemical engineering technology provider in the UK. In 1997, Mr. Khurshid graduated from the University of Reading in the United Kingdom with second class honours as a Bachelor of Science in Environmental Science. Mr. Khurshid was voted by financial news as one of the top 40 under 40 in European trading and technology (2014) and ranked in the ‘Exchange invest’ Top 1000 most influential people in global financial markets in 2017.

Eric T. Shuss has extensive knowledge and expertise in growing and running high-tech companies, from start-ups to thriving ongoing ventures. Over his 35-year career, he has worked at mid-to-large companies as a Senior Industry Analyst, Managing Consultant, Director of Information Systems, Director of Operations, CEO, COO, Vice President, and President. These roles have been within high-profile businesses in AI and Robotics, I.T./ERP sales and consulting firms, high-tech manufacturers, Telecomm, retail operations, and distributors. Most recently, from May 2019 until present, Mr. Shuss has served as a Senior Industry Analyst for Avantiico representing the company in all customer and partner interactions for its professional services practice. Prior to his current role, Mr. Shuss, managed and owned a consulting business, Peryton Systems, from April 2016 to May 2019 which was an independent consulting firm engaged to facilitate the commercialization of innovative technologies in Artificial Intelligence, VR/AR, ERP, Supply Chain and Logistics. Mr. Shuss has also held various other roles including Senior Industry Analyst/Presales for Hitachi Corporation. Mr. Shuss is an author and futurist who serves on several advisory boards and has a keen understanding of technology and can see the big picture to find ways for people to access and benefit from technology, which is the key to his success. Mr. Shuss attended California State University Long Beach studying Computer Science.

Ned L. Siegel has had a long and distinguished career as a senior U.S. government official and businessman. He was appointed by then President George W. Bush as the U.S. Ambassador to the Commonwealth of the Bahamas from October 2007 to January 2009. He was also appointed by President Bush to serve under Ambassador John R. Bolton at the United Nations in New York, serving as the Senior Advisor to the U.S. Mission and as the U.S. representative to the 61st Session of the United Nations General Assembly. Prior to his ambassadorship, he was appointed to the Board of Directors of the Overseas Private Investment Corporation (OPIC) from 2003 to 2007. Appointed by then Governor Jeb Bush, he served as a Member of the Board of Directors of Enterprise Florida, Inc. (EFI) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership. In addition to his public service, Ambassador Siegel has over 30 years of entrepreneurial successes. Presently, he serves as President of The Siegel Group, a multi-disciplined international business management advisory firm specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel also serves on the Board of Directors and Advisory Boards of other numerous public and private companies, and private equity groups. He graduated Phi Beta Kappa from the University of Connecticut in 1973 and received a juris doctorate from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. Mr. Siegel has previously served as a member of the Board of Directors of Healthwarehouse.com, Inc. from June 2013 to September 2016, and GBT Technologies Inc. from May 2017 to April 2000. Since July 2021 to presence Mr. Siegel serves as director with Worksport Ltd a public company, and since November 2021 to present on the board of LaRosa Holding Corp, currently in the process of IPO on NASDAQ. Ambassador Siegel received a BA from the University of Connecticut in 1973 and JD from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina.

46

Subash Menon has been our Chairman of the Board of Directors and Chief Executive Officer from January 2021 until October 2022. Mr. Menon is the Chief Executive Officer of Pelatro Plc, an AIM and LSE listed entity. Pelatro Plc offers campaign management and loyalty management solutions for telecommunication companies and these solutions are part of the overall Customer Engagement space within the telecom industry. At Pelatro, Mr. Menon is responsible for sales, marketing, finance, legal and investor relations. Prior to co-founding Pelatro in 2013, Mr. Menon had founded and led Subex Limited for 20 years (from 1992 to 2012). Mr. Menon successfully took Subex from startup stage, through an IPO to a company that generated revenue of over $110 million, with 200 customers across 80 countries. During that period, Subex completed several acquisitions of companies in the U.S., UK and Canada. Under Mr. Menon’s leadership, Subex achieved several milestones – the first software product company to list in India, the first Indian software company to acquire an overseas company and the first Indian company to use GDR as an instrument for acquisition. For the innovative achievements Mr. Menon achieved at Subex, he was named a “Mover & Shaker” in the Indian software industry. Subex also won the “NASSCOM Innovation Award” and “One of the 8 Most innovative Companies” award from NASSCOM. Mr. Menon has a graduate degree in Electrical Engineering from National Institute of Technology, Durgapur and is a Distinguished Alumnus. Mr. Menon has presented numerous papers on business at international fora.

Number of Officers and Directors

We have six directors. Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.

Director Independence

Nasdaq requires that a majority of our board of directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Marshak, Khurshid, Shuss and Siegel are our independent directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our independent and disinterested directors.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Each committee operates under a charter that has been approved by our board of directors and has the composition and responsibilities described below. Our audit committee and compensation committee and nominating are composed solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Mr. Khurshid, Mr. Siegel and Mr. Shuss. Mr. Khurshid serves as chairperson of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members on the audit committee. The rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Mr. Khurshid, Mr. Siegel and Mr. Shuss qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Khurshid qualifies as an “audit committee financial expert” as defined in applicable SEC rules. We have adopted an audit committee charter which was filed as an exhibit to the Registration Statement on Form S-1 we filed with the SEC.

47

Compensation Committee

We have established a compensation committee of the board of directors consisting of three members. The members of our Compensation Committee are Mr. Siegel, Mr. Shuss and Mr. Marshak. Mr. Siegel serves as chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members on the compensation committee, all of whom must be independent. We have adopted a compensation committee charter, which was filed as an exhibit to our Registration Statement on Form S-1.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Bhat, Arun and Vora. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for appointment at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our amended and restated certificate of incorporation. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Our board of directors is divided into three classes with only one class of directors being appointed in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Mr. Menon, will expire at the first annual general meeting. The term of office of the second class of directors, consisting of Messrs. Khurshid, Siegel and Shuss, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Messrs. Davis and Marshak, will expire at the third annual general meeting.

Code of Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics as an exhibit to our Registration Statement on Form S-1. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

48

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

In relation to the foregoing, our amended and restated certificate of incorporation provides that:

●	we renounce any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities that are presented to us or our officers or directors or stockholders or affiliates thereof, including but not limited to, our initial stockholders and its affiliates, except as may be prescribed by any written agreement with us; and

●	our officers and directors will not be liable to our company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of our initial stockholders or its affiliates to the fullest extent permitted by Delaware law.

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. Our amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one, we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

The following table summarizes the relevant pre-existing fiduciary or contractual obligations of our officers and directors following the Instant Fame Agreement:

Individual	Entity	Position at affiliated entity
Douglas Davis	Instant Fame LLC	Co-Chairman, Chief Executive Officer, Principal Executive, Accounting Financial Officer and Director

49

The following table summarizes the relevant pre-existing fiduciary or contractual obligations of our officers and directors before the Instant Fame Agreement:

Individual	Entity	Position at affiliated entity
Subash Menon	Pelatro PLC	Chief Executive Officer and Director
Sudeesh Yezhuvath	Pelatro PLC	Chief Operating Officer
Nicholos Hellyer	Pelatro PLC	Chief Financial Officer
Mr. Vishant Vora	Mavenir	President of Global Operations

Potential investors should also be aware of the following other potential conflicts of interest:

●	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

●	Our sponsors, executive officers and directors have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the consummation of our initial business combination. Additionally, our sponsors, executive officers and directors have agreed to waive their redemption rights with respect to their founder shares if we fail to consummate our initial business combination within 15 months after the closing of the IPO (or times as extended), although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private placement units will be used to fund the redemption of our public shares, and the private placement units will expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable or salable by our initial stockholders until the earlier of (1) one year after the completion of our initial business combination and (2) the date on which we consummate a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of our common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lock-up. With certain limited exceptions, the private placement units and the securities underlying such units will not be transferable, assignable or salable by our initial stockholders until 30 days after the completion of our initial business combination. Since our initial stockholders and officers and directors may directly or indirectly own common stock and warrants following the IPO, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

50

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

●	Our initial stockholders, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our initial stockholders or an affiliate of our initial stockholders or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be, at the option of the lender, convertible into placement units at a price of $10.00 per unit. Such units would be identical to the private placement units, including as to exercise price, exercisability and exercise period.

●	Our initial stockholders, officers and directors may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination.

The conflicts described above may not be resolved in our favor.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our initial stockholders, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA, or from an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, our sponsors, executive officers, and directors have agreed to vote their founder shares and any public shares purchased in or after the IPO in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

We will enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We will obtain a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

51

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

EXECUTIVE COMPENSATION

Employment Agreements

On May 19, 2023, we entered into an Executive Retention Agreement with Mr. Davis, Chief Executive Officer and Co-Chairman of the Board of Directors, providing for an at-will employment arrangement that may be terminated by either party at any time, which provides for the payment of an annual salary of $240,000 to Mr. Davis. Additionally, we entered into a letter agreement with Subash Menon, a director of the Company, for services in connection with the review and advice pertaining to the proposed acquisition of Evie providing for a payment in the amount of $200,000 upon the closing of a Business Combination.

Executive Officers and Director Compensation

As disclosed under Employment Agreements, other than Mr. Davis, Chief Executive Officer and Co-Chairman of the Board of Directors and Mr. Subash Menon, no executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Founder Shares

In February 2021, the Sponsors subscribed for 2,875,000 shares of the Company’s common stock (the “Founder Shares”) for $28,750, or $0.01 per share, in connection with formation. In June 2021, 1,437,500 shares of the Founder Shares were re-purchased by the Company for a total of $14,375. In connection with the upsize of the IPO, on June 10, 2021, an additional 287,500 Founder Shares were issued via a 20% stock dividend, resulting in total Founder Shares outstanding of 1,725,000. All share amounts and related figures were retroactively adjusted.

In March 2021, Suresh Yezhuvath granted an aggregate of 16,668 Founder Shares to other investors (“Other Investors”) at no costs.

On October 20, 2022, pursuant to an SPA, the new Sponsor acquired an aggregate of 385,000 shares of common stock of the Company from Bannix Management LLP, Balaji Venugopal Bhat, Nicholos Hellyer, Subbanarasimhaiah Arun, Vishant Vora and Suresh Yezhuvath and 90,000 private placement units from Suresh Yezhuvath (collectively, the” Sellers”) in a private transaction.

52

The Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officer have agreed not to transfer, assign or sell the Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Company refers to such transfer restrictions as the “lock-up”. Notwithstanding the foregoing, if the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, the Founder Shares will be released from the lock-up.

At September 30, 2023 and December 31, 2022, there were 2,524,000 non-redeemable shares outstanding owned or controlled by the Sponsors, new Sponsors, Other Investors, Anchor Investors, directors and officers.

Working Capital Loans – Sponsors and New Sponsors

In order to finance transaction costs in connection with a Business Combination, the new Sponsors or an affiliate of the new Sponsors or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the loans out of the proceeds of the Trust Account released to the Company. Otherwise, the loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the loans but no proceeds from the Trust Account would be used to repay the loans. On September 30, 2023 and December 31, 2022, there were no loans outstanding under the working capital loan program. As of September 30, 2023, the Company owed $1,197,850 to Sponsors, new Sponsors and related parties

Pre-IPO Loans – Sponsors

Prior to the completion of the IPO, the Company entered into an additional loan agreement with Yezhuvath to finance the expenses associated with preparing for the IPO as follows:

The Company entered into a loan agreement with Yezhuvath with the following terms:

1.		The Company borrowed approximately $805,000 under the loan agreement as follows:
	a.	Deferred offering costs of $50,000 were directly paid by the Sponsor.
	b.	The Company repurchased treasury stock of $7,375 from the Sponsor.
	c.	Proceeds of approximately $747,625 was received directly into the Company from the Sponsor.
2.		Advances under the loan agreement are unsecured and do not bear interest.

3.		Following the consummation of the IPO, the loan was repaid/forfeited as follows:
	a.	Against the first approximate $1,030,000 of the note and loan agreement (inclusive of the $300,000 note discussed above), 210,000 Private Placement Units were issued.
	b.	Against the next $75,000 of loan, 15,000 Private Placement Units were issued.

53

Yezhuvath agreed to make an additional loan to the Company of $225,000 pursuant to the exercise of the over-allotment which would only be drawn down at the time of the Business Combination. The proceeds would be used to pay a portion of the incremental underwriting discount on the over-allotment shares which the underwriter has agreed to defer the receipt of until a Business Combination is consummated. Yezhuvath has agreed to forgive this amount without any additional securities being issued against it.

Company Related Party Transactions

On May 8, 2023, the Company’s stockholder contributed assets in exchange for 100 shares of common stock, par value of $1.2617, or $126.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s common stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2023, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2023.

54

 STOCKHOLDER PROPOSALS

Proposals to Be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than October 18, 2024 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to Be Submitted for Annual Meeting

Stockholders who wish to submit a proposal or nomination for consideration at our 2024 annual meeting of stockholders, but, in the case of a proposal who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (January 7, 2025) nor more than 90 days (December 7, 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal or nomination must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder submitting the proposal or nomination must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal or nomination that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Universal Proxy

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 17, 2025.

Mailing Instructions

In each case, proposals should be delivered to Corporate Secretary of Bannix Acquisition Corp., 1063 North Spaulding, West Hollywood, CA 90046. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

55

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Bannix Acquisition Corp.

1063 North Spaulding

West Hollywood, CA 90046

Attn: Douglas Davis

Email: doug.davis@bannixacquisition.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

 333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: BNIX.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than March 1, 2023 (one week prior to the date of the annual meeting).

56

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Corporate Secretary, Bannix Acquisition Corp., 1063 North Spaulding, West Hollywood, CA 90046, and its telephone number, including area code, is (323) 682-8949, specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Bannix Acquisition Corp. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER BUSINESS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

February 16, 2024	By Order of the Board of Directors

/s/ Douglas Davis
Douglas Davis
Co- Chair of the Board and Chief Executive Officer

/s/ Craig J. Marshak
Craig J. Marshak
Co- Chair of the Board

57

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

 SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BANNIX ACQUISITION CORP.

Bannix Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on January 21, 2021, as amended on February 4, 2021, amended and restated and filed with the Secretary of State of the State of Delaware on September 10, 2021 and amended on March 9, 2023 (as amended and restated, the “Certificate of Incorporation”).

2. This Certificate of Amendment to the Certificate of Incorporation was duly proposed, adopted and approved by the Corporation’s board of directors and by the affirmative vote of holders of a majority of the Corporation’s outstanding common stock entitled to vote in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

3. Section 9.1(b) of Article IX of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the ‘SEC’) on February 19, 2021, as amended (the ‘Registration Statement’), shall be deposited in a trust account (the ‘Trust Account’), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the ‘Trust Agreement’). Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”), which may be extended pursuant to Section 9.1(c) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the ‘Offering Shares’) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are one of the sponsors of the Corporation (the ‘Sponsor’), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as ‘Public Stockholders.’

4. Section 9.2(d) of Article IX of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

In the event that the Corporation has not consummated an initial Business Combination within 15 months from the closing of the Offering, the Sponsor may request that the Board extend the period of time to consummate an initial Business Combination by two additional 3 month periods (each, an “Extension Period”), for a total of 21 months to consummate an initial Business Combination (the “Deadline Date”); provided, that for each such Extension Period: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount equal to $600,000, or $690,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per share in either case) on or prior to the date of the applicable deadline, up to an aggregate of $1,200,000 (or $1,380,000 if the underwriters’ over-allotment option is exercised in full), or approximately $0.20 per share; and (ii) there has been compliance with any applicable procedures relating to the Extension Period in the trust agreement and in the letter

A-1

agreement, both of which are described in the Registration Statement, provided, further in the event that the Corporation has not consummated an initial Business Combination within 31 months from the closing of the Offering, the Board of Directors, in its discretion and without another stockholder vote, if requested by the Sponsor, upon five days prior written notice to the Corporation, may extend the Deadline Date by one month each on up to six occasions, up to an additional six months (each such month being part of the “Additional Extension Period”), but in no event to a date later than 36 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), provided that (i) for each one-month Extension Period the Sponsor (or its affiliates or its permitted designees) has deposited into the Trust Account an amount equal to the lesser of (x) $25,000 or (y) $0.05 for each Offering Share that is not redeemed by the last day immediately preceding such Additional Extension Period for an aggregate deposit of up to the lesser of (x) $150,000 or (y) $0.30 for each public share that is not redeemed in connection with the annual meeting (if all six additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note. If the Sponsor requests the Extension Period or any Additional Extension Period, as applicable, then the following applies: (A) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (B) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (C) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account. In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date or such applicable Additional Extension Period, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

5. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this day of , 2024.

Douglas Davis
Chief Executive Officer

A-2

ANNEX B

PROPOSED FORM OF AMENDMENT NO. 1 TO INVESTMENT

MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of , 2024, by and between Bannix Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on September 14, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one share of the Company’s common stock, par value $0.01 per share (“Common Stock”), and one redeemable warrant, each warrant entitling the holder thereof to purchase one share of Common Stock and one right to purchaser ;

WHEREAS, $69,690,000 of the gross proceeds of the Offering and sale of the Unit Private Placement (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of the shares of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of September 10, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its shares of Common Stock, at an annual meeting to: give the Company the right to extend the date (the “Termination Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from March 14, 2024 (the “Extended Date”) (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 14, 2024 (the date that is 36 months from the closing date of the IPO) by allowing the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to six times by an additional one month each time after the Extended Date, by resolution of the Company’s board of directors (the “Board”), if requested by Instant Fame LLC, a Nevada limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until September 14, 2024 (each, an “Additional Charter Extension Date”) or a total of up to 36 months after the IPO, unless the closing of a Business Combination shall have occurred prior thereto (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the then issued and outstanding shares of Common Stock, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

B-1

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chair of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account (net of taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or a one-month extension period, which the Company may extend, by resolution of the Board and without approval of the Company’s stockholders, up to six times, each by one additional month (for a total of up to six additional months), provided that, for each such extension month, the Company must deposit into the Trust Account an amount equal to the lesser of (A) $25,000 or (B) $0.05 for each public share that is not redeemed in accordance with Section 9.2(b) of the Company’s second amended and restated certificate of incorporation, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the investment funds held in the Trust Account (net of taxable payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:

Name:
Title:

Bannix Acquisition Corp.

By:

Name:
Title:

[Signature Page to Amendment No. 2 to Investment Management Trust Agreement]

B-3

ANNEX C

PROPOSED CERTIFICATE OF AMENDMENT TO THE

 SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BANNIX ACQUISITION CORP.

Bannix Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on January 21, 2021, as amended on February 4, 2021, amended and restated and filed with the Secretary of State of the State of Delaware on September 10, 2021 and amended on March 9, 2023 (as amended and restated, the “Certificate of Incorporation”).

2. This Certificate of Amendment to the Certificate of Incorporation was duly proposed, adopted and approved by the Corporation’s board of directors and by the affirmative vote of holders of a majority of the Corporation’s outstanding common stock entitled to vote in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

3. Section 9.2(a) of Article IX of the Certificate of Incorporation is amended and restated to read in its entirety as follows:

“Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this day of , 2024.

Douglas Davis
Chief Executive Officer

C-1